Scudder
Pacific
Opportunities
Fund

Annual Report
October 31, 1996

Pure No-Load(TM) Funds

Offers opportunities for long-term capital appreciation through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  23  Report of Independent Accountants
  24  Tax Information
  25  Officers and Directors
  26  Investment Products and Services
  27  How to Contact Scudder

                                    In Brief

o Pacific Rim markets remained rocky in 1996, the result of political turbulence, weakening economic fundamentals, and shifting investor sentiment. The performance of individual markets varied widely, from a gain of 28% to a decline of more than 36%.


o Scudder Pacific Opportunities Fund provided a 2.76% total return for the 12 months ended October 31, 1996.

o The stage may now be set for an upturn, with attractive stock valuations, projected gains in corporate profit growth, and accelerating economic growth as exports pick up and as monetary policy eases.

                      2 - Scudder Pacific Opportunities Fund

                         Letter From the Fund's Chairman

Dear Shareholders,

     We are pleased to present the newly redesigned annual report for Scudder Pacific Opportunities Fund. The new format is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     In this era of electronic information we have also taken a look at our abbreviated quarterly reports, which you generally receive during the month after the end of your fund's first and third fiscal quarters. Going forward, these printed reports will be discontinued, and portfolio information will be made available on a more timely basis through one or more of the following:
Scudder's Web site, Scudder's automated information line (SAIL), and by calling Investor Relations.

     We'd like to take this opportunity to announce that Theresa Gusman has replaced Joyce Cornell on the Scudder Pacific Opportunities Fund's management team. Theresa has served since 1995 as an analyst focusing on the Pacific Basin region in Scudder's Global Equity Group. Prior to Joining Scudder, Ms.
Gusman was an equity research analyst at several other firms.

     As detailed in the portfolio management discussion that follows, fiscal year 1996 saw wide variations in the performance of Asian equities -- a disappointment for investors who participated in the rocky markets of 1994 and 1995. We look forward to the coming year with optimism and remain unshaken in our belief that the stock markets of the Pacific region embody some of the best long-term appreciation potential in the world.

     We thank you for your continued investment in Scudder Pacific Opportunities Fund. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions.


     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Pacific Opportunities Fund

                      3 - Scudder Pacific Opportunities Fund

PERFORMANCE UPDATE as of October 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                      Total Return
Period     Growth    --------------
Ended        of                Average
10/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER PACIFIC OPPORTUNITIES FUND
--------------------------------------
1 Year    $10,276      2.76%   2.76%
Life of
Fund*     $13,504     35.04%   8.01%

--------------------------------------
MSCI ALL COUNTRY ASIA FREE INDEX
(EXCLUDING JAPAN)
--------------------------------------
1 Year    $10,815     8.15%    8.15%
Life of
Fund*     $18,527    85.27%   17.44%

--------------------------------------
MSCI PACIFIC INDEX
(EXCLUDING JAPAN)
--------------------------------------
1 Year    $11.969    19.69%   19.69%
Life of
Fund*     $19,887    98.87%   19.66%

--------------------------------------
*The Fund commenced operations on December 8, 1992.
 Index comparisons begin December 31, 1992.
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER PACIFIC OPPORTUNITIES FUND
Year            Amount
----------------------
12/92          $10,000
4/93           $11,019
10/93          $13,542
4/94           $13,498
10/94          $14,757
4/95           $12,811
10/95          $13,174
4/96           $14,490
10/96          $13,538

MSCI ALL COUNTRY ASIA FREE
INDEX (EXCLUDING JAPAN)
Year            Amount
----------------------
12/92          $10,000
4/93           $11,910
10/93          $16,472
4/94           $16,806
10/94          $19,063
4/95           $16,186
10/95          $17,131
4/96           $19,977
10/96          $18,527

MSCI PACIFIC INDEX
(EXCLUDING JAPAN)
Year            Amount
----------------------
12/92          $10,000
4/93           $11,583
10/93          $15,352
4/94           $15,544
10/94          $17,031
4/95           $15,750
10/95          $16,615
4/96           $19,600
10/96          $19,887

The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume dividends reinvested and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                      1993*   1994    1995    1996
                     -------------------------------------------
NET ASSET VALUE...   $16.21  $17.57  $15.59  $15.93
INCOME DIVIDENDS..   $ --    $  .08  $  .10  $  .10
CAPITAL GAINS
DISTRIBUTIONS.....   $ --    $  .01  $  --   $  --
FUND TOTAL
RETURN (%)........    35.08    8.97  -10.73    2.76
INDEX TOTAL
RETURN (%)........    64.72   15.73  -10.14    8.15


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.



                     4 - Scudder Pacific Opportunities Fund

PORTFOLIO SUMMARY as of October 31, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 4% of Cash Equivalents)
---------------------------------------------------------------------------
Hong Kong                          26%
Malaysia                           14%
Indonesia                          12%
Taiwan                             11%
Thailand                            8%
India                               7%
Korea                               6%
Singapore                           6%
Philippines                         4%
Other                               6%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's top two country
allocations were also the region's
best performers during the period.
--------------------------------------------------------------------------
SECTORS
(Excludes 4% Cash Equivalents)
--------------------------------------------------------------------------
Financial                                 42%
Manufacturing                             10%
Durables                                   6%
Consumer Staples                           6%
Construction                               6%
Transportation                             5%
Energy                                     5%
Service Industries                         5%
Consumer Discretionary                     4%
Other                                     11%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's concentration in financial
holdings reflects the region's
overwhelming need for financing
to fund business expansion.

--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(29% OF PORTFOLIO)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 1. HUTCHISON WHAMPOA, LTD.
    Container terminal and real estate company in Hong Kong

 2. HSBC HOLDINGS, LTD.
    Bank in Hong Kong

 3. FIRST PACIFIC CO., LTD.
    International management and investment company in Hong Kong

 4. TELEVISION BROADCASTS, LTD.
    Television broadcasting in Hong Kong

 5. PTT EXPLORATION AND PRODUCTION CO., LTD
    Petroleum refinery in Thailand

 6. SWIRE PACIFIC LTD.
    General/trading and real estate company in Hong Kong

 7. OVERSEAS UNION BANK LTD.
    Leading bank group in Singapore

 8. BAJAJ AUTO
    Maker of two and three wheel vehicles in India

 9. RANBAXY LABORATORIES
    Pharmaceutical company in India

10. FAR EASTERN DEPARTMENT STORE
    Department store chain in Taiwan

The Fund's concentration on diversified regional
Hong Kong companies reflects our belief that these
companies will best weather any shocks associated
with the transfer of sovereignty.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                     5 - Scudder Pacific Opportunities Fund

                         Portfolio Management Discussion

Dear Shareholders,


Scudder Pacific Opportunities Fund provided a 2.76% total return for the 12-month period ended October 31, 1996, compared with 8.15% for the unmanaged MSCI All Country Asia Free Index (excluding Japan), the Fund's benchmark index.

                              Performance in Review


The Fund's investments in Taiwan and Australia, as well as good stock selection and underweight positions in Korea and Thailand, contributed to a positive return this year. On the negative side, select Indonesian stock picks were disappointing, and the portfolio was underweight relative to the MSCI index in Malaysia and Hong Kong -- the region's top-performing markets this year.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
BAR CHART TITLE:
                               Investment Returns
BAR CHART PERIOD:            10/31/95 to 10/31/96)

BAR CHART DATA:             Hong Kong         28.04%
                            Singapore         -3.14
                            Philippines       10.57
                            Indonesia         19.27
                            Malaysia          26.63
                            Korea            -36.25
                            Thailand         -29.45
                            Australia         16.89


                 Source: Morgan Stanley Capital International


                              Three Difficult Years

1996 will mark the third consecutive year of Asian equity market malaise. The current slowdown in the pace of economic activity in the Pacific Basin is related, in large part, to a confluence of the four cycles reviewed in the following paragraphs, and we believe the worst is past in at least two of those cycles.

o The region is moving toward the bottom of its economic cycle. In the wake of the economic and equity market booms of 1992-93, Asian central bankers tightened monetary policy to combat inflation over the 1994-96 period. Recent news from China, Indonesia, the Philippines and Thailand -- the most inflation-prone countries in the region -- suggest that they have won the war.

o Weakness in Europe continues to constrain imports from the Asia-Pacific region. Europe is an important market for Asian goods. In 1994, for example, Europe purchased US$113 billion of Asian exports, compared with US$164 billion for the U.S. and US$98 billion for Japan.

o This year, the vise on Asian growth tightened as the electronics cycle turned downward. Electronics exports comprised 53% of total 1994 exports from Singapore in 1994, 50% in Malaysia, 36% in the Philippines and 27% in Korea.


                      6 - Scudder Pacific Opportunities Fund

o Finally, a sizeable U.S. inventory correction occurred in the fist nine months of 1996 in two of Asia's largest export markets: electronic products and apparel. According to our analysts, U.S. inventories at all levels of the PC production and distribution networks are at the lowest levels in history relative to sales and probably cannot fall further. Similarly, our consumer soft goods analyst recently noted that the U.S. apparel retailers have reduced purchases, resulting in significantly lower inventory levels system-wide.

                           Stage Set for Market Upturn

Lackluster returns this year, combined with consistently poor relative performance over the past two years and a palpable slow down in the pace of economic activity, have led to speculation that the party is over for Asian equity markets. In our view, Pacific Basin stock markets are about to get their second wind.

Regional economic growth should accelerate and current account problems should ease as export growth rebounds and monetary policy is loosened following a prolonged period of restraint. The inflationary excesses appear to have been wrung out of economies region-wide and a pick-up in demand is in prospect, suggesting that aggregate corporate profit growth should ramp-up from the 15% growth rate of the 1993-96 period. Accelerating economic growth, improving trade flows and higher levels of corporate profitability -- combined with attractive stock valuations following nearly three years of market stagnation -- portend a rebound in Pacific Basin equity markets.

                      7 - Scudder Pacific Opportunities Fund

It is difficult to predict the speed with which Pacific Basin economies will benefit from monetary ease, or to call the turn in the electronics cycle or an upturn in Europe. However, it is unlikely that U.S. inventories of electronic products and apparel can be reduced further in the near term if demand in the United States does not decline. Hence, we expect an increase in Asian exports to the U.S., which will presage a reacceleration in Asian economic growth.

                          Challenges and Opportunities

We would be remiss to attribute Asia's current economic woes solely to cyclical factors. The difficulties associated with trading up the value-added curve given educational and infrastructure constraints, and Asia's unsustainable exchange rate regimes and political intransigence are well-documented.

Our strategy is to identify companies that are poised to take advantage of the opportunities created by the structural inefficiencies in the Pacific Basin. We believe that such companies will fare particularly well in the healthy economic and export environment that we envision for 1997. In the table on page 9, we have identified the key challenges and trends that we foresee for the Pacific Basin, the opportunities created thereby, and selected beneficiaries.

Sincerely,

Your Portfolio Management Team

/s/Elizabeth J. Allan            /s/Nicholas Bratt
Elizabeth J. Allan               Nicholas Bratt

/s/Theresa M. Gusman
Theresa M. Gusman

                                 Scudder Pacific
                           Opportunities Fund: A Team
                              Approach to Investing


  Scudder Pacific Opportunities Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.


  Lead Portfolio Manager Elizabeth J. Allan assumed responsibility for the Fund's day-to-day management and investment strategies in February 1994. Elizabeth joined Scudder in 1987 as a member of the portfolio management team of a Scudder closed-end mutual fund concentrating its investments in Asia. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1992 and has over 20 years of experience in global investing. Theresa Gusman joined the Scudder Pacific Opportunities Fund team this summer after having served as an analyst focusing on the Pacific Basin region in Scudder's Global Equity Group. Prior to joining Scudder in 1995, Theresa had been an equity research analyst for 11 years.


                      8 - Scudder Pacific Opportunities Fund

            Challenges/Trends and Opportunities in the Pacific Basin

 Challenges/Trends                                           Opportunities

 Competition is intensifying as international                Invest in companies with globally dominant
 players enter local markets and tariff barriers fall.       partners, as well as local know-how and
                                                             established distribution networks. Examples
                                                             include Astra International, Bakrie and Siam
                                                             Cement.

 Regionalization is increasing.                              Invest in well-managed regional players, which
                                                             can leverage cross-border synergies. Such
                                                             companies include Evergreen Marine, First Pacific,
                                                             Guoco, HSBC, and Hutchinson.

 The export model is dead.                                   Identify low-cost producers with a well-defined
                                                             competitive advantage. These include Asia Pulp &
                                                             Paper, Freeport McMoran, and Pohang Iron &
                                                             Steel.

 Deregulation rationalizes industries and reduces            Invest in companies skillful enough to profit from
 costs system-wide -- but it hurts non-competitive           inefficiencies, such as Kookmin Bank, Ryohin Keikaku,
 players.                                                    and State Bank of India.

 Skilled labor shortages create upward wage                  Invest in companies benefiting from a long-term
 pressures.                                                  bull market in consumer spending. Examples
                                                             include Bajaj, Honda, HM Sampoerna, and
                                                             Multi-Purpose Co.

 Subsidized over-investment is causing negative              Consumers of the low-cost output from these
 ROIs in target industries, such as selected                 industries benefiting from low input prices.
 chemicals, steel and DRAMs.                                 Examples include Indorama and auto-related
                                                             companies.



 The above statements are the opinion of the Fund's Adviser. Companies are cited for illustrative purposes and should not be construed as recommendations to buy or sell securities.


                      9 - Scudder Pacific Opportunities Fund

                   Investment Portfolio as of October 31, 1996

                                                                                                        Principal
                                                                                                       Amount ($)(d)     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.6%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/96 at 5.52%, to be
  repurchased at $11,780,806 on 11/1/96, collateralized by a $9,226,000 U.S. Treasury                                  -------------
  Bond, 9.25%, 2/15/16 (Cost $11,779,000) ........................................................       11,779,000       11,779,000
                                                                                                                       -------------
Convertible Bonds 5.2%
------------------------------------------------------------------------------------------------------------------------------------

India 0.9%

Mahindra & Mahindra Ltd., 5%, 7/9/01(Manufacturer of automobiles and farm equipment) .............        2,900,000        2,958,000
                                                                                                                       -------------

Malaysia 2.8%

Commerce Asset Holdings Berhad, 1.75%, 9/26/04 (Commercial banking and financial services) .......        3,580,000        4,475,000
Renong Berhad (ICULS), 4%, 5/21/01 (Holding company involved in engineering and
  construction, financial services, telecommunication and information technology) ................      MYR 746,000          273,125
United Engineers Malaysia, 2%, 3/1/04 (Holding company involved in expressway operations,
  project management, engineering and construction) ..............................................        3,230,000        4,360,500
                                                                                                                       -------------
                                                                                                                           9,108,625
                                                                                                                       -------------

Philippines 1.5%

AYALA International Finance Co., 3%, 6/8/00 (Industrial conglomerate) ............................        3,587,000        4,645,165
------------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $15,945,803) .......................................................                        16,711,790
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           Shares
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks 91.2%
------------------------------------------------------------------------------------------------------------------------------------

Australia 3.2%

Australia & New Zealand Banking Group Ltd. (General trading and savings bank) ....................          585,915        3,421,953
Coca Cola Amatil Ltd. (Soft drink bottler and distributor) .......................................          239,899        3,298,374
National Australia Bank, Ltd. (Commercial bank) ..................................................          317,833        3,488,355
                                                                                                                       -------------
                                                                                                                          10,208,682
                                                                                                                       -------------
China 2.2%

China Yuchai International Ltd. (Holding company which manufactures and sells diesel
  truck engines) .................................................................................          225,800          987,875
Guangshen Railway Co. Ltd. (ADR)* (Operator of only railroad in the Pearl River delta) ...........          326,895        6,088,419
                                                                                                                       -------------
                                                                                                                           7,076,294
                                                                                                                       -------------
Hong Kong 24.6%

First Pacific Co., Ltd. (International management and investment company) ........................        9,035,849       12,504,020
Guoco Group Ltd. (Investment holding company) ....................................................          711,000        3,760,883
HSBC Holdings Ltd. (Bank) ........................................................................          663,775       13,520,675
Hang Seng Bank Ltd. (Commercial banking and related financial services) ..........................          523,000        6,222,809
Hutchison Whampoa, Ltd. (Container terminal and real estate company) .............................        2,416,000       16,872,818


    The accompanying notes are an integral part of the financial statements.

                     10 - Scudder Pacific Opportunities Fund

                                                                                                           Shares        Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Jinhui Shipping and Transportation Ltd. (Operator of cargo fleet of ships transporting steel,
  iron ore, non-ferrous metals and agricultural products) ........................................        1,842,800        1,842,800
Kerry Properties Ltd.* (Real estate company) .....................................................        1,558,000        3,667,210
Shangri-La Asia Ltd. (Hotel and property holding company) ........................................        3,097,900        4,427,174
Swire Pacific Ltd."A" (General trading and real estate company) .................................           842,500        7,463,755
Television Broadcasts, Ltd. (Television broadcasting) ............................................        2,635,000        9,235,211
                                                                                                                       -------------
                                                                                                                          79,517,355
                                                                                                                       -------------
India 5.9%

Ashok Leyland Ltd. (GDR) (Manufacturer of medium and heavy duty commerical vehicles)..............          150,000        1,687,500
Bajaj Auto (GDR) (Maker of two and three wheel vehicles) .........................................          222,015        7,104,480
Ranbaxy Laboratories (GDR) (Pharmaceutical company) ..............................................          366,920         6,879,75
State Bank of India (GDR)* (Bank) ................................................................          229,500         3,465,40
                                                                                                                       -------------
                                                                                                                          19,137,180
                                                                                                                       -------------
Indonesia 11.5%

Asia Pacific Resources International Holdings Ltd. (Manufacturer of rayon fiber for Asian textile
  markets, owner of world's leading paper pulp mill) .............................................          578,200        3,180,100
Asia Pulp & Paper Co., Ltd. (ADR)* (Producer of pulp and paper) ..................................          455,200        4,495,101
Astra International Inc. (Foreign registered) (Distributor of automobiles, motorcycles and
  related spare parts) ...........................................................................        2,525,000        5,258,722
Bakrie & Brothers (Foreign registered)(Manufacturer of industrial steel products, steel pipes,
  corrugated sheet iron, asbestos and fiber cements) .............................................        3,913,000        5,797,037
Ciputra Development Co. (Foreign registered) (Developer of office properties, shipping and
  commercial centers, industrial properties and sports facilities) ...............................        3,752,000        2,738,980
HM Sampoerna (Foreign registered) (Tobacco company) ..............................................          553,500        5,145,797
Indorama Synthetics (Foreign registered) (Producer of polyester fiber, yarn and fabric) ..........        2,143,000        6,119,571
Jaya Real Properties (Foreign registered) (Property developer) ...................................        2,428,000        2,645,647
Modern Photo Film Co.(Foreign registered) (Photographic film distributor) ........................          532,300        1,468,611
Modern Photo Film Co.(Foreign registered) (New) (c) ..............................................          133,750          369,015
                                                                                                                       -------------
                                                                                                                          37,218,581
                                                                                                                       -------------
Korea 6.3%

Daewoo Securities Co., Ltd. (Brokerage and financial services) ...................................          110,332        2,216,655
Hyundai Engineering & Construction Co.* (Leading general contractor) .............................           66,000        1,917,095
Kookmin Bank (GDR)* (Major commercial bank) ......................................................          126,000        2,661,750
Korea Electric Power Co. (Electric utility) ......................................................          214,730        6,315,206
Korean Airlines Co., Ltd. (Airline) ..............................................................           85,309        1,590,026
Pohang Iron & Steel Co., Ltd. (Leading steel producer) (b) .......................................           47,530        3,028,689


    The accompanying notes are an integral part of the financial statements.

                     11 - Scudder Pacific Opportunities Fund


                                                                                                           Shares        Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Samsung Heavy Industries Co., Ltd. (Machinery manufacturer) ......................................            3,996           48,847
Samsung Heavy Industries Co., Ltd. (New) (c) .....................................................              387            4,501
Ssangyong Oil Refining Co. (Major oil refiner) ...................................................          108,900        2,438,306
                                                                                                                       -------------
                                                                                                                          20,221,075
                                                                                                                       -------------
Malaysia 10.4%

AMMB Holdings Berhad (Holding company for Arab Malaysian Merchant Bank Berhad which
  provides financial, insurance and investment services) .........................................          616,000        4,169,246
AMMB Holdings Berhad (Foreign registered) ........................................................          314,000        1,690,243
Arab-Malaysian Corp. (Investment holding company with interests in financial services,
  infrastructure and property) ...................................................................        1,210,000        5,363,942
Malayan Banking Berhad (Leading banking and financial services group) (b) ........................          497,000        4,917,871
Malaysia Assurance Alliance Berhad (Multiline insurance company) .................................          698,000        3,425,767
Malaysian Resources Corp. (Property development and investment) (b) ..............................          616,000        2,365,011
Multi-Purpose Holdings Berhad (Investment holding company) .......................................          749,000        1,280,697
Oriental Holdings Berhad (Investment holding company) ............................................          319,200        2,173,062
Petronas Gas Berhad (Natural gas producer, processor and distributor) ............................        1,375,000        5,605,581
Renong Berhad (Holding company involved in engineering, construction, financial services,
  telecommunication and information technology) ..................................................        1,729,000        2,723,697
                                                                                                                       -------------
                                                                                                                          33,715,117
                                                                                                                       -------------
New Zealand 0.7%

Air New Zealand "B" Rights (expires 11/12/96) ....................................................          182,290          189,559
Telecom Corp. of New Zealand (Telecommunication services) ........................................          390,200        2,028,803
                                                                                                                       -------------
                                                                                                                           2,218,362
                                                                                                                       -------------
Philippines 2.1%

Aboitiz Equity Ventures Inc.* (Conglomerate: electricity, infrastructure, shipbuilding) ..........       13,309,270        1,595,289
C & P Homes, Inc. (Home construction company) ....................................................        3,922,800        1,791,233
First Philippine Holdings Corp."B" (Holding company involved in electric power distribution,
  construction services and passenger bus transportation) ........................................          998,760        2,014,242
Philippine National Bank* (Commercial bank) ......................................................          119,140        1,371,379
                                                                                                                       -------------
                                                                                                                           6,772,143
                                                                                                                       -------------
Singapore 6.2%

City Developments Ltd. (Developer of residential, industrial, retail and investment properties,
  owner and operator of hotels) ..................................................................          698,000        5,500,160
Fraser & Neave Ltd. (Producer of soft drinks, beer, stout and dairy products) ....................          144,000        1,431,157
Oversea-Chinese Banking Corp., Ltd. (Foreign registered) (Provider of banking and financial
  services) ......................................................................................          308,000        3,520,250
Overseas Union Bank Ltd. (Leading bank group) ....................................................        1,051,000        7,162,602


    The accompanying notes are an integral part of the financial statements.

                     12 - Scudder Pacific Opportunities Fund

                                                                                                           Shares        Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Wing Tai Holdings Ltd. (Property investment and development, garment manufacturing, trading
  in fabric and architectural products) ..........................................................          969,000        2,380,109
                                                                                                                       -------------
                                                                                                                          19,994,278
                                                                                                                       -------------
Taiwan 10.3%

Asia Cement Corp. (Cement producer) ..............................................................        3,656,000        6,637,618
Cathay Life Insurance Co. (Life insurance company) ...............................................        1,050,500        6,293,845
China Development Corp. (Provider of loan and guarantee services to manufacturing and
  service industries) ............................................................................        2,470,750        6,638,907
Evergreen Marine Corp. (Operator of containerized freighters) ....................................        3,630,000        6,313,617
Far Eastern Department Store (Department store chain) ............................................        5,050,000        6,582,970
Far Eastern Department Store Rights* (expires 11/18/96) (b) ......................................          338,350           84,772
Sangyang Industrial Co. (Motorcycle manufacturer) ................................................          450,000          931,373
                                                                                                                       -------------
                                                                                                                          33,483,102
                                                                                                                       -------------
Thailand 7.8%

Ban Pu Coal Public Co., Ltd. (Foreign registered) (Leading miner of sub-bituminous coal
  in southeast Asia) .............................................................................          216,400        4,004,736
Bangkok Bank Ltd. (Foreign registered) (Leading commercial bank) .................................          290,100        3,093,793
Finance One Public Co., Ltd. (Commercial, consumer and real estate financing,
  investment banking) ............................................................................          123,800          349,484
Industrial Finance Co. (Bank) ....................................................................          182,000          535,189
PTT Exploration and Production Co., Ltd. (Foreign registered) (Petroleum refinery) ...............          545,300        7,825,124
Sahavirya Steel Industry (Foreign registered)* (Steel producer) ..................................          165,700           63,019
Siam Cement Co., Ltd.(Foreign registered) (Construction materials and industrial conglomerate) ...           76,100        2,601,811
TPI Polene Co., Ltd. (Foreign registered) (Producer and distributor of low density
  polyethylene plastic pellets) ..................................................................              512            1,094
Telecomasia, Ltd. (Foreign registered)* (Telecommunication services) .............................        1,035,800        1,989,971
Thai Farmers Bank (Foreign registered) (Commercial bank) .........................................          363,000        2,775,338
Thai Farmers Bank Warrants* (expires 9/15/02) (b) ................................................           45,375          144,104
Thai Telephone & Telecommunication PCL* (Telecommunication services) .............................        1,201,300        1,978,224
                                                                                                                          25,361,887
                                                                                                                       -------------
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $268,715,409) ..........................................................                       294,924,056
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $296,440,212) (a) ......................................                       323,414,846
------------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                     13 - Scudder Pacific Opportunities Fund

(a) The cost for federal income tax purposes was $296,982,490. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $26,432,356. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $44,237,869 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $17,805,513.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1996 aggregated $9,964,116. See Note A of the Notes to Financial Statements.

(c) New shares issued during 1996, eligible for a pro rata share of 1996 dividends.

(d)  Principal amount stated in U.S. dollars unless otherwise noted.

*    Non-income producing security

     Sector breakdown of the Fund's equity securities is noted on page 5.

     Currency Abbreviations

     MYR   Malaysian Ringgits


    The accompanying notes are an integral part of the financial statements.

                     14 - Scudder Pacific Opportunities Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of October 31, 1996

 Assets
 ----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $296,440,212) (Note A) ..   $323,414,846
                 Cash ............................................................            500
                 Foreign currency holdings, at market (identified cost $2,508,753)
                 (Note A) ........................................................      2,572,579
                 Receivables for investments sold ................................      5,727,822
                 Dividends and interest receivable ...............................        336,303
                 Receivables for Fund shares sold ................................      2,316,762
                 Foreign taxes recoverable .......................................          8,222
                 Deferred organization expense (Note A) ..........................         12,767
                                                                                     ------------
                 Total assets ....................................................    334,389,801

Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...............................   $  1,668,750
                 Payable for Fund shares redeemed ................................      2,639,970
                 Accrued management fee (Note C) .................................        312,093
                 Other accrued expenses (Note C) .................................        370,942
                 Other payables ..................................................          6,506
                                                                                     ------------
                 Total liabilities ...............................................      4,998,261
                 --------------------------------------------------------------------------------
                 Net assets, at market value .....................................   $329,391,540
                 --------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .............................         33,023
                 Unrealized appreciation on:
                    Investments ..................................................     26,974,634
                    Foreign currency related transactions ........................         59,595
                 Accumulated net realized loss ...................................    (13,483,591)
                 Paid-in capital .................................................    315,807,879
                 --------------------------------------------------------------------------------
                 Net assets, at market value .....................................   $329,391,540
                 --------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($329,391,540 / 20,682,798 shares of capital stock               ------------
                     outstanding, $.01 par value, 100,000,000 shares authorized) .   $      15.93
                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder Pacific Opportunities Fund

                             Statement of Operations
                           year ended October 31, 1996

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Dividends (net of foreign taxes withheld of $694,852) ..........   $  5,562,436
                  Interest (net of foreign taxes withheld $1,182) ................      1,615,060
                                                                                     ------------
                                                                                        7,177,496
                                                                                     ------------
                  Expenses:
                  Management fee (Note C) ........................................      4,235,329
                  Services to shareholders (Note C) ..............................      1,128,110
                  Custodian and accounting fees (Note C) .........................        912,474
                  Directors' fees and expenses (Note C) ..........................         67,863
                  Reports to shareholders ........................................        155,334
                  Auditing .......................................................         95,650
                  Registration fees ..............................................         22,185
                  Legal ..........................................................         20,983
                  Amortization of organization expenses (Note A) .................         11,657
                  Other ..........................................................         67,242
                                                                                     ------------
                                                                                        6,716,827
                  -------------------------------------------------------------------------------
                  Net investment income ..........................................        460,669
                  -------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ....................................................      2,732,574
                  Foreign currency related transactions ..........................       (591,421)
                                                                                     ------------
                                                                                        2,141,153
                                                                                     ------------
                  Net unrealized appreciation during the period on:
                  Investments ....................................................      9,866,164
                  Foreign currency related transactions ..........................         63,536
                                                                                     ------------
                                                                                        9,929,700
                                                                                     ------------

                  Net gain on investment transactions ............................     12,070,853
                  -------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations ...........   $ 12,531,522
                  -------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                     16 - Scudder Pacific Opportunities Fund

                       Statements of Changes in Net Assets

                                                                               Years Ended October 31,
Increase (Decrease) in Net Assets                                               1996           1995
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ..................................   $    460,669   $  2,715,584
                 Net realized gain (loss) from investment transactions ..      2,141,153    (10,226,019)
                 Net unrealized appreciation (depreciation) on investment
                 transactions)
                    during the period ...................................      9,929,700    (43,781,152
                                                                            ------------   ------------
                 Net increase (decrease) in net assets resulting from
                    operations ..........................................     12,531,522    (51,291,587)
                                                                            ------------   ------------
                 Distributions to shareholders from net investment income     (2,376,933)    (2,548,920)
                                                                            ------------   ------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................    339,049,361    224,335,340
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions........................      2,101,548      2,255,971
                 Cost of shares redeemed ................................   (405,479,114)  (288,337,055)
                                                                            ------------   ------------
                 Net decrease in net assets from Fund share transactions     (64,328,205)   (61,745,744)
                                                                            ------------   ------------
                 Decrease in net assets .................................    (54,173,616)  (115,586,251)
                 Net assets at beginning of period ......................    383,565,156    499,151,407
                 Net assets at end of period (including undistributed net
                   investment income of $33,023, and $2,313,689,            ------------   ------------
                   respectively) ........................................   $329,391,540   $383,565,156
                                                                            ------------   ------------

Other Information
------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .............      24,595,415     28,405,889
                                                                            ------------   ------------
                 Shares sold ...........................................      20,929,794     14,244,117
                 Shares issued to shareholders in reinvestment of
                 distributions..........................................         133,516        142,964
                 Shares redeemed .......................................     (24,975,927)   (18,197,555)
                                                                            ------------   ------------
                 Net decrease in Fund shares ...........................      (3,912,617)    (3,810,474)
                                                                            ------------   ------------
                 Shares outstanding at end of period ...................      20,682,798     24,595,415
                                                                            ------------   ------------

    The accompanying notes are an integral part of the financial statements.

                     17 - Scudder Pacific Opportunities Fund

                                           Financial Highlights


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                  For the Period
                                                                                                 December 8, 1992
                                                                                                 (commencement of
                                                                                                  operations) to
                                                                Years Ended October 31,             October 31,
                                                        1996(a)          1995            1994         1993
 ----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ...............   $15.59          $17.57          $16.21           $12.00
                                                      ----------------------------------------------------------
 Income from investment operations:
 Net investment income (loss) .......................      .02             .10             .04              .04
 Net realized and unrealized gain (loss) on
    investment transactions .........................      .42          (1.98)            1.41             4.17
                                                      ----------------------------------------------------------
 Total from investment operations ...................      .44          (1.88)            1.45             4.21
                                                      ----------------------------------------------------------
 Less distributions from:
 Net investment income ..............................     (.10)          (.10)           (.08)               --
 Net realized gains on investment transactions ......       --              --           (.01)               --
                                                      ----------------------------------------------------------
 Total distributions ................................     (.10)          (.10)           (.09)               --
                                                      ----------------------------------------------------------
                                                      ----------------------------------------------------------
 Net asset value, end of period .....................   $15.93          $15.59          $17.57            $16.21
 ----------------------------------------------------------------------------------------------------------------------
 Total Return (%) ...................................     2.76         (10.73)            8.97             35.08**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) .............      329             384             499               270
 Ratio of operating expenses, net to average daily
    net assets (%) ..................................     1.75            1.74            1.81              1.75
 Ratio of operating expenses before expense
    reductions, to average daily net assets (%)......     1.75            1.74            1.81              2.90*
 Ratio of net investment income (loss) to average
    daily net assets (%) ............................      .12             .65             .28              1.41*
 Portfolio turnover rate (%) ........................     95.4            64.0            38.5               9.9*
 Average commission rate paid (b) ...................    $.0148          $  --          $   --            $   --


(a)  Based on monthly average shares outstanding during the period.

(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

*    Annualized

**   Not annualized



                     18 - Scudder Pacific Opportunities Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $10,540,447 (3.20% of net assets) and have been noted in the investment portfolio as of October 31, 1996.

Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.



                     19 - Scudder Pacific Opportunities Fund

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $12,900,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($100,000) and October 31, 2003 ($12,800,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.



                     20 - Scudder Pacific Opportunities Fund

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. All original issue discounts are accreted for both tax and financial reporting purposes. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $347,884,845 and $411,358,822, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Management Agreement provides that if the Fund's expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended October 31, 1996, the fee pursuant to the Agreement amounted to $4,235,329 of which $312,093 is unpaid at October 31, 1996.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SSC aggregated $843,600, of which $63,272 is unpaid at October 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the year ended October 31, 1996, the amount charged to the Fund by STC aggregated $38,626, of which $6,046 is unpaid at October 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $233,855, of which $19,672 is unpaid at October 31, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Directors' fees and expenses aggregated $67,863.



                     21 - Scudder Pacific Opportunities Fund

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.




                     22 - Scudder Pacific Opportunities Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Pacific Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Pacific Opportunities Fund, including the investment portfolio, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period December 8, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period December 8, 1992 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 16, 1996



                     23 - Scudder Pacific Opportunities Fund

                                 Tax Information

The Fund paid foreign taxes of $696,034 and the Fund recognized $708,172 of foreign source income during the taxable year ended October 31, 1996. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.034 per share of foreign taxes and $.034 of income from foreign sources as having been paid in the taxable year ended October 31, 1996.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Service Representative at 1-800-225-5163.



                     24 - Scudder Pacific Opportunities Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and Consultant

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
Director; President, The Japan Society, Inc.

Dudley H. Ladd*
Director

William H. Luers
Director; President, The Metropolitan Museum of Art

Dr. Wilson Nolen
Director; Consultant

Juris Padegs*
Director, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Director; Professor Emeritus of Accounting, Columbia University
Graduate School of Business

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor,
Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman of the Board and Director, Kirby Corporation

Elizabeth J. Allan*
Vice President

Joyce Cornell*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

Richard W. Desmond*
Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary



                        *Scudder, Stevens & Clark, Inc.

                     25 - Scudder Pacific Opportunities Fund

                        Investment Products and Services



The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund

   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Zero Coupon 2000 Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------

  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------

  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. How to Contact Scudder

                     26 - Scudder Pacific Opportunities Fund

                             How to Contact Scudder
Account Service and Information
-----------------------------------------------------------------------------------------------------------------------------------
                For existing account services and transactions

                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

                  Scudder Electronic Account Services -- http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions

                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
-----------------------------------------------------------------------------------------------------------------------------------
                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations -- 1-800-225-2470
                                                Investor_Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
-----------------------------------------------------------------------------------------------------------------------------------
                To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
-----------------------------------------------------------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
-----------------------------------------------------------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center
                near you--they can be found in the following cities:

                   Boca Raton            Chicago               San Francisco
                   Boston                New York

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

                For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
*  Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC
** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                     27 - Scudder Pacific Opportunities Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.







This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER